UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 6, 2009
DPH Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)
Delphi Corporation

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On October 6, 2009 (the “Effective Date”), Delphi Corporation (“Delphi” or the “Company”), together with certain of its affiliates, (i) consummated the transactions contemplated by the First Amended Joint Plan Of Reorganization Of Delphi Corporation And Certain Affiliates, Debtors And Debtors-In-Possession (As Modified)(the “Modified Plan”), pursuant to chapter 11 of the Bankruptcy Code (the “Code”), which was confirmed by certain orders of the United States Bankruptcy Court for the Southern District of New York (the “Court”), and (ii) emerged from chapter 11 in accordance with the Modified Plan as DPH Holdings Corp. (“Reorganized Delphi”) and its affiliates. For detailed information regarding the Modified Plan, a description of the material terms of the Modified Plan is set forth in Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and a copy of the Modified Plan and related documents are posted on www.delphidocket.com and are also available on the Investor Relation’s portion of Delphi’s website, www.delphi.com.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Debt Securities of the Debtors
On the Effective Date and pursuant to the Modified Plan, the following outstanding debt securities of Delphi were cancelled, and the indentures governing such debt securities were terminated:
•	7-1/8% Debentures due May 1, 2029;

•	8.25% Cumulative Trust Preferred Securities of Delphi Trust I;

•	6.50% Notes due August 15, 2013; and

•	Adjustable Rate Trust Preferred Securities, with a five year initial rate of 6.197% of Delphi Trust II (collectively the “Debt Securities”).
DIP Facility and Advance Agreements
On the Effective Date and pursuant to the Modified Plan, the claims under Delphi’s existing debtor-in-possession financing agreement, as amended and restated (the “Amended and Restated DIP Credit Facility”) were satisfied in full and as a result, the Amended and Restated DIP Credit Facility was terminated along with the related accommodation agreement. In addition, the existing liquidity agreement, (the “GM Advance Agreement”) between Delphi and General Motors Company (as assignee of Motors Liquidation Company, formerly known as General Motors Corporation), as amended, was also terminated as of the Effective Date.
Other Contracts
Upon the Effective Date, all executory contracts of Delphi and the debtor affiliates of Delphi (the “Debtors”) were assumed by the applicable Reorganized Debtor other than those executory contracts that (i) were previously rejected by the Debtors by final order of the Court, (ii) were the subject of a motion to reject, or that otherwise authorized rejection, filed on or before July 30, 2009, (iii) were rejected or assumed pursuant to a motion to sell or transfer property or assets filed by the Debtors prior to the Effective Date, (iv) expired or terminated on or prior to the Effective Date (and were not otherwise extended) pursuant to their own terms, (v) are listed on the schedule of rejected contracts attached to the Modified Plan as Exhibit 8.1(a)—Rejected Contracts, or (vi) were otherwise rejected pursuant to the terms of the Modified Plan and/or upon the direction of either buyer pursuant to the MDA (as defined below). All contracts that were not assumed by the Reorganized Debtors pursuant to the Modified Plan are no longer enforceable against the Reorganized Debtors. In addition, on the Effective Date and pursuant to the Modified Plan, all compensatory plans, contracts or arrangements, including those with directors and officers are no longer applicable to Reorganized Delphi.
For more information on Delphi’s agreements prior to the Effective Date, reference is made to Delphi’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”) and Delphi’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 as well as Delphi’s Current Reports on Form 8-K filed with the United States Securities and Exchange Commission on March 31, 2009, as amended on April 1, 2009 solely for the purposes of adding an exhibit, April 3, 2009, as amended on April 7, 2009 solely for the purposes of adding another exhibit, April 23, 2009, May 8, 2009, June 2, 9, 18, 22, and 24, 2009, July 1, 8, 13, 20, 22, and 30, 2009, August 3, 5, 7, 10, 17, 19, 24, and 26, 2009, September 3 and 21, 2009 and October 1, 2009.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Under the terms of the master disposition agreement among Delphi on behalf of itself and other affiliated entities, General Motors Company (“GM”), GM Components Holdings, LLC, Motors Liquidation Company and DIP Holdco 3, LLC on behalf of itself and other affiliated buyers dated as of July 30, 2009 (the “MDA”), on the Effective Date the buyers affiliated with GM acquired all or substantially all of Delphi’s global steering business and certain facilities in Kokomo, Indiana; Rochester, New York; Lockport, New York; and Grand Rapids, Michigan; and the buyers affiliated with DIP Holdco 3, LLC, through a successor entity acquired the remainder of Delphi’s businesses (though certain businesses subject to pending transactions and specified assets have been excluded from the sale). For detailed information regarding the MDA, a description of the material terms of the MDA is set forth in Delphi’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
On the Effective Date, pursuant to the Modified Plan, all of the Company’s outstanding stock was cancelled, including Delphi’s common stock, $0.01 par value per share (“Old Delphi Stock”), Old Delphi Stock issued under any incentive or bonus plans and the associated Preferred Share Purchase Rights relating to Delphi’s Stockholder Rights Plan, as amended. In place of such cancelled stock, on the Effective Date, 100 new shares of new common stock were issued to the Post-Confirmation Reorganized DPH Holdings Share Trust (the “Share Trust”), the sole stockholder of Reorganized Delphi. Holders of Old Delphi Stock, or Debt Securities received no recovery under the Modified Plan.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
As described above, under the Modified Plan, all of the Company’s outstanding shares of Old Common Stock were cancelled and 100 shares of new common stock of Reorganized Delphi was issued to the Share Trust.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Departure of Directors
On the Effective Date, the following directors departed the Board of Directors of the Company in connection with the Company’s emergence from chapter 11 proceedings: Rodney O’Neal, Robert S. Miller, Oscar de Paula Bernardes Neto, John D. Englar, David N. Farr, Raymond J. Milchovich, Craig G. Naylor, John H. Walker and Martin E. Welch III.
Election of Directors
On the Effective Date, and pursuant to the Modified Plan John C. Brooks was elected to the Board of Directors of Reorganized Delphi:.
Departure of Officers
On the Effective Date and pursuant to the Modified Plan all the officers of Delphi departed including Rodney O’Neal, Company’s principal executive officer and president, John D. Sheehan, the Company’s principal financial officer, and Thomas S. Timko, Company’s principal accounting officer.
Election of Officers
On the Effective Date, John C. Brooks was appointed to serve as the sole officer of Reorganized Delphi.
ITEM 5.03 AMENDMENTS TO THE ARTICLES OF ASSOCIATION OR BYLAWS; CHANGE IN FISCAL YEAR
Pursuant to the Modified Plan, on the Effective Date, Reorganized Delphi filed an Amended and Restated Certificate of Incorporation and amended and restated its By-Laws. The Amended and Restated Certificate of Incorporation provides that the authorized capital stock of Reorganized Delphi consists of (i) 1,000 shares of common stock designated as common stock, par value $0.01 per share; and (ii) 1,000 shares of preferred stock, par value $0.01 per share. The Amended and Restated Certificate of Incorporation, and the Amended and Restated By-Laws are attached as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to such documents.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Reorganized Delphi may contain forward-looking statements that reflect, when made, Reorganized Delphi’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Reorganized Delphi’s operations and business environment which may cause the actual results of Reorganized Delphi to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of Reorganized Delphi to provide limited consulting and transition services, as needed, under the Modified Plan; as it winds down operations and divests over time as anticipated under the Modified Plan. Additional factors that could affect future results are identified in the Annual Report, including the risk factors in Part I. Item 1A. Risk Factors contained therein and in Part II. Item 1A. Risk Factors in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009. Reorganized Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of DPH Holdings Corp., dated October 6, 2009
3.2	Amended and Restated By-Laws of DPH Holdings Corp., as amended through October 6, 2009
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: October 7, 2009	By:	/s/ JOHN C. BROOKS
John C. Brooks,
President, Secretary and Treasurer